SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ____________________

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES ACT OF 1934

   Date of Report (Date of earliest event reported): AUGUST 30, 1999

                          ___________________

                   FECHTOR, DETWILER, MITCHELL & CO.
          (Exact name of registrant as specified in charter)


      DELAWARE                   0-12926                95-2627415
(State of other jurisdiction    (Commission File     (I.R.S. Employer
incorporation or organization)   Number)              Identification No.)

     225 FRANKLIN STREET, 20TH FLOOR,  BOSTON, MASSACHUSETTS 02110
    (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code: 617-747-0100


                            JMC GROUP, INC.
      9710 SCRANTON ROAD, SUITE 100, SAN DIEGO, CALIFORNIA 92121
     (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
-------   ------------------------------------

     On August 30, 1999, JMC Group, Inc. (the "Company") completed the merger of its wholly owned subsidiary, JMC Merger, Inc., with and into Fechtor, Detwiler & Co., Inc., ("Fechtor, Detwiler") a registered broker-dealer headquartered in Boston, Massachusetts. The effect of the merger was to make Fechtor, Detwiler a wholly owned subsidiary of the Company. As consideration for the merger, the Company issued 6,600,000 shares of its Common Stock to the former shareholders of Fechtor, Detwiler. Upon completion of the merger, the Company changed its name to Fechtor, Detwiler, Mitchell & Co. effective August 30, 1999. The Company's Nasdaq trading symbol was changed to FEDM effective September 1, 1999.

     A copy of the press release concerning this announcement is attached as Exhibit 2.1 to this Report and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

          (a)  Financial Statements of Businesses Acquired.

     The following financial statements of Fechtor, Detwiler are incorporated by reference to the Company's Proxy Statement dated August 5, 1999: Audited balance sheets as of December 31, 1998 and 1997 and audited Statements of Operations and Statements of Cash Flow for each of the years ended December 31, 1998, 1997, and 1996.
                                   2

    UNAUDITED FINANCIAL STATEMENTS OF FECHTOR, DETWILER & CO., INC.

     Presented below are the unaudited balance sheets of Fechtor, Detwiler as of June 30, 1999 and the unaudited Statements of Operations and Statements of Cash Flow for each of the six month periods ended June 30, 1999 and June 30, 1998.


                  STATEMENT OF FINANCIAL CONDITION
                            (UNAUDITED)
                                                              JUNE 30,
                                                                1999
                                                            -----------
ASSETS:
  Cash                                                      $    46,477
  Deposits with clearing organizations                          304,459
  Marketable securities owned - at market                           455
  Pledged securities - LOC                                      254,420
  Receivables from brokers, dealers and clearing
   organizations                                                527,429
  Receivables from customers                                 14,269,152
  Deposits paid for securities borrowed                         338,900
  Equipment and improvements, net of accumulated
   depreciation of $698,632                                     255,996
  Exchange membership                                            13,000
  Goodwill - previously existing                                 12,571
  Other                                                         173,776
                                                            -----------
    Total assets                                            $16,196,635
                                                            ===========

LIABILITIES:
  Notes payable-banks                                       $ 9,667,995
  Payables to brokers, dealers and clearing organizations       213,248
  Payables to customers                                       2,597,876
  Accounts payable and accrued liabilities                    1,219,894
                                                            -----------
    Total liabilities                                        13,699,013
                                                            -----------
SHAREHOLDERS' EQUITY:
  Common stock, no par value - authorized-7,500 shares
   issued-1,000 shares                                          131,563
  Retained earnings                                           2,555,569
                                                            -----------
                                                              2,687,132

Less-100 shares of treasury stock, at cost                      189,510
                                                            -----------
    Total shareholders' equity                                2,497,622
                                                            -----------
      Total liabilities and shareholders' equity            $16,196,635
                                                            ===========

  The accompanying notes are an integral part of these financial statements.

                 STATEMENT OF OPERATIONS
                       (UNAUDITED)


                                          FOR THE SIX MONTHS ENDED JUNE 30,
                                                1999              1998
                                            ------------      ------------
REVENUES:
  Commissions                               $  3,735,506      $  2,573,787
  Principal transactions                       3,085,651         2,083,296
  Investment banking                             451,000           622,500
  Interest                                       398,753           321,352
  Other income                                   195,964           130,654
                                            ------------      ------------
    Total Revenues                             7,866,874         5,731,589
                                            ------------      ------------

EXPENSES:

  Compensation and benefits                    4,514,934         3,334,392
  General and administrative                     658,136           489,701
  Floor brokerage, clearing and commissions      843,251           649,136
  Occupancy                                      323,443           418,111
  Communications and data processing             266,765           286,169
  Interest                                       144,006           168,072
  Other operating expenses                       511,149           385,097
                                            ------------      ------------
    Total expenses                             7,261,684         5,730,678
                                            ============      ============

  Income before provision for taxes              605,190               911

PROVISION FOR TAXES                              272,335               409
                                            ------------      ------------
  Net income                                $    332,855      $        502
                                            ============      ============


                    STATEMENT OF RETAINED EARNINGS
                             (UNAUDITED)

                             FOR THE PERIODS ENDED JUNE 30,
                                    1999          1998
                             -------------    -------------
       BALANCE, JAN 1,       $   2,222,714    $   2,214,733

         Net income                332,855              502
                             -------------    -------------
       BALANCE, JUNE 30,     $   2,555,569    $   2,215,235
                             =============    =============

  The accompanying notes are an integral part of these financial statements.

                   STATEMENT OF CASH FLOWS
                         (UNAUDITED)
                                             FOR THE SIX MONTHS ENDED JUNE 30,
                                                 1999                1998
                                             ------------        ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                  $   332,855         $       502
  Adjustments to reconcile net income to
   net cash provided by operating
   activities-
    Depreciation                                   43,217              73,404
    Write-off of assets                            16,552                   -
  Changes in-
    Deposits with clearing organizations                -              (6,637)
    Securities owned                                 (455)                  -
    Receivables from brokers, dealers and
     clearing organizations                      (523,545)             10,706
    Receivables from customers                 (6,189,341)          2,845,029
    Deposits paid for securities borrowed         476,750             146,630
    Securities sold, not yet purchased, at
     market                                       (1,369)             (3,550)
    Payables other than customers                 165,315            (210,157)
    Payables to customers                        (714,981)          1,205,212
    Payables to brokers, dealers and
     clearing organizations                             -              63,213
    Other assets                                   53,339              73,546
                                              ------------        ------------
      Total adjustments without
       depreciation and write-off of
       assets                                  (6,734,287)          4,123,992
                                              ------------        ------------
      Net cash provided by operating
       activities                              (6,341,663)          4,197,898
                                              ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of equipment and improvements       (53,488)            (39,098)
                                              ------------        ------------
      Net cash used in investing activities       (53,488)            (39,098)
                                              ------------        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowed under notes payable - bank       5,867,995          (4,200,000)
                                              ------------        ------------
      Net cash (used in) provided by
       financing activities                     5,867,995          (4,200,000)
                                              ------------        ------------

NET DECREASE IN CASH                             (527,156)            (41,200)

CASH, BEGINNING OF YEAR                           573,633             574,463
                                              ------------        ------------
CASH, END OF PERIOD                           $    46,477         $   533,263
                                              ============        ============

 The accompanying notes are an integral part of these financial statements.

   NOTES TO UNAUDITED FINANCIAL STATEMENTS OF FECHTOR, DETWILER & CO., INC.

NOTE 1.        BASIS OF PRESENTATION

The accompanying financial statements do not include all information and footnote disclosures that are otherwise required by Regulation S-X and that would normally be made in Fechtor, Detwiler's audited financial statements. The financial statements do, however, reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results of the interim period presented.

NOTE. 2        USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

NOTE 3.        NET CAPITAL REQUIREMENT

Fechtor, Detwiler is subject to the Uniform Net Capital Rule (Rule 15c3-1) of the Securities and Exchange Commission. Fechtor, Detwiler computes its net capital under the alternative method permitted by the rule, which requires that minimum net capital be the greater of $250,000 or 2% of aggregate debit items arising from customer transactions.

At June 30, 1999, Fechtor, Detwiler had a net capital of $2,036,277 which was $1,770,446 more than the minimum required net capital of $265,831.

-------   ---------------------------------------------

          (b)  Pro Forma Financial Information.

     Pro forma income statements for the year and three month periods ended December 31, 1998 and March 31, 1999, respectively, and a pro forma balance sheet as of March 31, 1999 are incorporated by reference to the Company's Proxy Statement dated August 5, 1999. Presented below is unaudited pro forma combined financial information that reflects a purchase accounting method and is intended to give you a better picture of what JMC Group, Inc. and Fechtor, Detwiler might have looked like had the companies been combined on January 1, 1999. The companies may have performed differently if they had actually been combined. You should not rely on the pro forma information as being indicative of the historical results that the two companies would have achieved if they were one company, or the future results that the combined companies will have after the merger.


   PRO FORMA INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 1999
                              (UNAUDITED)

                                                     HISTORICAL
                                      HISTORICAL       FECHTOR,      PRO            PRO
                                      JMC GROUP      DETWILER &      FORMA         FORMA
                                         INC.         CO., INC.    ADJUSTMENTS    COMBINED


REVENUES
  Commissions                         $  534,678     $ 3,735,506                 $  4,270,184
  Interest                               115,226         398,753                      513,979
  Principal transactions                       -       3,085,651                    3,085,651
  Investment Banking                           -         451,000                      451,000
  Other                                    3,006         195,964                      198,970
                                      -----------    ------------                -------------
    TOTAL REVENUES                       652,910       7,866,874                    8,519,784
                                      -----------    ------------                -------------
EXPENSES
  Employee compensation and benefits     271,655       4,514,934                    4,786,589
  Fees to financial institutions         167,432               -                      167,432
  Professional fees                       97,787               -                       97,787
  Rent                                    29,066         323,443                      352,509
  Telephone                               14,863               -                       14,863
  Depreciation and amortization            7,945               -                        7,945
  General and administrative expenses    107,799         658,136                      765,935
  Communications and data processing           -         266,765                      266,765
  Floor brokerage, clearing and
   commissions                                 -         843,251                      843,251
  Interest                                     -         144,006                      144,006
  Merger related expenses                363,678               -                      363,678
  Other operating expenses                     -         511,149                      511,149
                                      -----------    ------------                -------------
    TOTAL EXPENSES                     1,060,225       7,261,684                    8,321,909
                                      -----------    ------------                -------------

  INCOME (LOSS) BEFORE  INCOME
   TAXES                                (407,315)        605,190                      197,875

INCOME TAX PROVISION (BENEFIT)          (168,542)        272,335                      103,793
                                      -----------    ------------                -------------

  NET INCOME (LOSS)                   $ (238,773)    $   332,855                 $     94,082
                                      ===========    ============                =============

EARNINGS (LOSS) PER SHARE -
  BASIC AND DILUTED                   $    (0.04)    $    369.84                 $       0.01


WEIGHTED AVERAGE NUMBER OF SHARES
  BASIC                                6,166,451             900        (900)
                                                                   6,600,000 (1)   12,766,451
  DILUTED                              6,166,451             900        (900)
                                                                   6,600,000 (1)   12,766,451




             PRO FORMA BALANCE SHEET AS OF JUNE 30, 1999
                             (UNAUDITED)
                                                     HISTORICAL
                                      HISTORICAL      FECHTOR,        PRO           PRO
                                      JMC GROUP      DETWILER &      FORMA         FORMA
                                         INC.         CO., INC.    ADJUSTMENTS    COMBINED


ASSETS
  CURRENT ASSETS
    Cash and cash equivalents         $   4,855,913  $    46,477                 $  4,902,390
    Receivables from insurance
     companies                               86,268            -                       86,268
    Income tax receivable                   165,869            -                      165,869
    Receivables from brokers, dealers
     and clearing organizations                   -      527,429                      527,429
    Receivables from customers                    -   14,269,152                   14,269,152
    Deposits paid for securities
     borrowed                                     -      338,900                      338,900
    Deposits with clearing
     organizations                                -      304,459                      304,459
    Marketable securities at market               -          455                          455
    Pledged securities - LOC                      -      254,420                      254,420
    Deferred tax asset                      140,744            -                      140,744
    Other assets                            134,210      173,776                      307,986
                                      -------------- ------------                 ------------
      TOTAL CURRENT ASSETS                5,383,004   15,915,068                   21,298,072
                                      -------------- ------------                 ------------

  Investment in OptiMark Technologies,
   Inc.                                   1,000,000            -                    1,000,000
  Investment in purchased subsidiary
   and goodwill arising from
   acquisition                                    -            -    6,666,000 (2)     478,193
                                                                   (6,187,807)(3)
  Furniture, equipment and leasehold
   improvements - net of accumulated
   depreciation and amortization of
   $528,785 for JMC Group, and
   $698,632 for Fechtor, Detwiler            17,345      255,996                      273,341

  Asset-based fees purchased - net of
   accumulated amortization of
   $1,114,668                               282,461            -                      282,461
  Exchange membership                             -       13,000                       13,000
  Goodwill - previously existing                  -       12,571                       12,571
                                      -------------- ------------                 ------------
      TOTAL ASSETS                    $   6,682,810  $16,196,635      478,193     $23,357,638
                                      ============== ============                 ============

LIABILITIES AND STOCKHOLDERS'
 EQUITY
  CURRENT LIABILITIES
  Accrued fees to financial
   institutions                       $      54,189  $         -                  $    54,189
  Accrued expenses and other
   liabilities                              402,872            -                      402,872
  Accrued payroll and related
   expenses                                  37,942            -                       37,942
  Notes payable - bank                            -    9,667,995                    9,667,995
  Payables to brokers, dealers
   and clearing organizations                     -      213,248                      213,248
  Payables to customers                           -    2,597,876                    2,597,876
  Accounts payable and accrued
   liabilities                                    -    1,219,894                    1,219,894
                                      -------------- ------------                 ------------
      TOTAL CURRENT LIABILITIES             495,003   13,699,013                   14,194,016
                                      -------------- ------------                 ------------

                                      8


                  PRO FORMA BALANCE SHEET AS OF JUNE 30, 1999 (CONTINUED)
                                         (UNAUDITED)
                                                     HISTORICAL
                                      HISTORICAL      FECHTOR,        PRO           PRO
                                      JMC GROUP      DETWILER &      FORMA         FORMA
                                         INC.         CO., INC.    ADJUSTMENTS    COMBINED


  STOCKHOLDERS' EQUITY
    Preferred stock, no par
     value; authorized 5,000,000
     shares                                       -            -                            -
    Common stock, $.01 par
     value; authorized par
     20,000,000 shares; issued
     and outstanding 6,166,451
     shares in 1999 for JMC Group;
     no value - authorized 7,500
     shares - issued and outstanding
     1,000 shares for Fechtor,
     Detwiler                                61,664      131,563      (61,664)(3)     197,563
                                                                       66,000 (2)
    Treasury stock - 100 shares                   -     (189,510)                    (189,510)

    Additional paid-in-capital              583,276            -     (583,276)(3)   6,600,000
                                                                    6,600,000 (2)

    Retained earnings                     5,542,867    2,555,569   (5,542,867)(3)   2,555,569
                                      -------------- ------------                 ------------

      TOTAL STOCKHOLDERS' EQUITY          6,187,807    2,497,622      478,193       9,163,622
                                      -------------- ------------                 ------------

        TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY         $   6,682,810  $16,196,635      478,193     $23,357,638
                                      ============== ============                 ============


           NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The foregoing Unaudited Pro Forma Financial Statements relate to an Agreement and Plan of Merger under which Fechtor, Detwiler & Co., Inc., a Boston securities firm, became a subsidiary of JMC Group, Inc.
effective on August 30, 1999.   The previous owners of Fechtor,
Detwiler received 6,600,000 shares of JMC Group, Inc. common stock, making them the owners of approximately 52% of the outstanding shares of common stock in JMC Group, Inc. The name of JMC Group, Inc. was changed to Fechtor, Detwiler, Mitchell & Co. following consummation of the merger.

(1)  Adjusted to reflect issuance of shares for this transaction.

(2)  Adjusted to record the merger as if it occurred on June 30, 1999.

(3)  Adjusted to record consolidating elimination entry at June 30, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED)
-------   ---------------------------------------------

          (c)  Exhibits.

               The Following exhibit is filed herewith:

               Exhibit 2.1    August 30, 1999 Press Release

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FECHTOR, DETWILER, MITCHELL & CO.

Dated:  September 14, 1999         By:  /s/ ROBERT E. JEFFORDS
                                       ---------------------------
                                           Robert E. Jeffords
                                           Assistant Secretary


                                      10